                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of Report:     February 1, 2001

                               ISOMET CORPORATION
             (Exact name of registrant as specified in its charter)

       New Jersey                          0-4671                        22-1591074
(State of Incorporation)           (Commission File Number)         (IRS Employer ID No.)

                              5263 Port Royal Road
                          Springfield, Virgina  22151

               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (703) 321-8301

Former name or former address, if changed since last report: N/A

Information included in this report:
-----------------------------------

Item 5.    Other Events

ISOMET Corporation ("Registrant") announced in a press release distributed on February 1, 2001 that it has been notified by its customer for laser plotter equipment of a cancellation of its contract with the Registrant and the customer's present inability to pay its current obligations to the Registrant. For the fiscal year ended December 31, 2000, the Registrant estimates that the customer, Polaroid Graphics Imaging, LLC ("Polaroid"), accounted for approximately 33% of the Registrant's consolidated revenues. For additional information, see the text of the press release which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           99.1  Press Release dated February 1, 2001


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ISOMET Corporation

Date: February 2, 2001               By:   /s/
                                        -------------------------------------
                                     Name:  Jerry W. Rayburn
                                     Title: Executive Vice President, Finance